Exhibit 10.1

REGULUS THERAPEUTICS INC.

COMMON STOCK

SALES AGREEMENT

December 12, 2018

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

Regulus Therapeutics Inc. (the “Company”), confirms its agreement (this “Agreement”) with H.C. Wainwright & Co., LLC (“HCW”), as follows:

1. Issuance and Sale of Placement Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, and in its sole discretion, it may issue and sell through HCW, shares (the “Placement Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”); provided however, that in no event shall the Company issue or sell through HCW such number of Placement Shares that (a) exceeds the number of shares or dollar amount of Common Stock registered on the effective Registration Statement (as defined below) pursuant to which the offering is being made, (b) exceeds the number of shares or dollar amount registered on the Prospectus Supplement (as defined below), or (c) if applicable, would cause the Company to exceed the dollar amount limitations set forth in General Instruction I.B.6 of Form S-3 (the lesser of (a), (b) or (c), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that HCW shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through HCW will be effected pursuant to the Registration Statement (as defined below), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue any Placement Shares.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (File No. 333-222745), including a base prospectus, relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The Company has prepared a prospectus supplement to the base prospectus included as part of the registration statement, which prospectus supplement relates to the Placement Shares to be issued from time to time by the Company pursuant to this Agreement

(the “Prospectus Supplement”). The Company will furnish to HCW, for use by HCW, copies of the base prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Shares to be issued from time to time by the Company. The Company may file, if necessary, one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable (which shall be a Prospectus Supplement), with respect to the Placement Shares. Except where the context otherwise requires, such registration statement(s), including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement(s) pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” The base prospectus or base prospectuses, including all documents incorporated or deemed incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus or prospectuses and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with the then issued Issuer Free Writing Prospectus(es), is herein called the “Prospectus.” The term “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Placement Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) under the Securities Act whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Placement Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act Regulations.

Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include any documents deemed incorporated by reference therein (pursuant to the Securities Act or the Exchange Act) (the “Incorporated Documents”), and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any Incorporated Document. For purposes of this Agreement, all references to the Registration Statement, to the Prospectus, to the Incorporated Documents or to any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System, or if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).

2. Placements. Each time that the Company wishes to issue and sell Placement Shares hereunder (each, a “Placement”), it will notify HCW by email notice from a person identified on Schedule 2 (or other method mutually agreed to in writing by the parties) (a “Placement Notice”) containing the parameters in accordance with which it desires the Placement Shares to be sold, which shall at a minimum include the number or dollar amount of Placement Shares to be issued, the time period during which sales are requested to be made, any limitation on the number or dollar amount of Placement Shares that may be sold in any one

Trading Day (as defined in Section 3) and any minimum price below which sales may not be made, a form of which containing such minimum sales parameters necessary is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from HCW set forth on Schedule 2, as such Schedule 2 may be amended from time to time. The receipt of each Placement Notice shall promptly be acknowledged by HCW by providing email notice to the Company to a person designated on Schedule 2. The Placement Notice shall be effective upon receipt by HCW unless and until (i) in accordance with the notice requirements set forth in Section 4, HCW declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares included in the Placement Notice have been sold thereunder, (iii) in accordance with the notice requirements set forth in Section 4, the Company suspends or terminates the Placement Notice, (iv) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (v) this Agreement has been terminated under the provisions of Section 11. The amount of any commission to be paid by the Company to HCW in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 3. It is expressly acknowledged and agreed that neither the Company nor HCW will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to HCW and HCW does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

3. Sale of Placement Shares by HCW.

(a) Subject to the terms and conditions herein set forth, upon the Company’s delivery of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, HCW, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq Stock Market (the “Exchange”) to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. HCW will provide written confirmation to the Company (including by email correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to HCW pursuant to Section 2 with respect to such sales and the Net Proceeds (as defined below) payable to the Company. HCW may sell Placement Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act, including without limitation sales made through the Exchange, on any other existing trading market for the Common Stock or to or through a market maker. Notwithstanding the provisions of Section 6(xx), HCW shall not purchase Placement Shares for its own account as principal unless expressly authorized to do so by the Company in a Placement

Notice. The Company acknowledges and agrees that (i) there can be no assurance that HCW will be successful in selling Placement Shares, and (ii) HCW will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by HCW to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares as required under this Section 3. For the purposes hereof, “Trading Day” means any day on which the Company’s Common Stock is purchased and sold on the principal market on which the Common Stock is listed or quoted.

(b) Limitations on Offering Size. Under no circumstances shall the Company request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate number of Placement Shares sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Placement Shares under this Agreement, the Maximum Amount, and (B) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to HCW in writing. Under no circumstances shall the Company request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to HCW in writing. Further, under no circumstances shall the Company request the sale of Placement Shares pursuant to this Agreement in an aggregate offering amount that would exceed the Maximum Amount.

4. Suspension of Sales.

(a) The Company or HCW may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 2), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Schedule 2 hereto, as such schedule may be amended from time to time and in accordance with the notice delivery requirements of this Section 4. While a suspension is in effect, any obligation under Sections 7(m), 7(n), and 7(o) with respect to the delivery of certificates, opinions, or comfort letters to HCW shall be deemed waived.

(b) Notwithstanding any other provision of this Agreement, during any period in which the Company is in possession of material non-public information, the Company and HCW agree that (i) no sale of Placement Shares will take place, (ii) the Company shall not request the sale of any Placement Shares, and (iii) HCW shall not be obligated to sell or offer to sell any Placement Shares.

5. Settlement.

(a) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date” and the first such settlement date, the “First Delivery Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by HCW at which such Placement Shares were sold, after deduction for (i) HCW’s commission for such sales set forth on Schedule 3, (ii) any other amounts due and payable by the Company to HCW hereunder pursuant to Section 7(g) (Expenses) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(b) Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting HCW’s or its designee’s account (provided HCW shall have given the Company written notice of such designee at least one Trading Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, HCW will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver duly authorized Placement Shares on a Settlement Date through no fault of HCW, in addition to and in no way limiting the rights and obligations set forth in Section 9(a) (Company Indemnification) hereto, it will (i) hold HCW harmless against any loss, claim, damage, or reasonable, documented expense (including reasonable and documented legal fees and expenses), as incurred, arising out of or in connection with such default by the Company, and (ii) pay to HCW any commission to which it would otherwise have been entitled absent such default.

6. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, HCW that, as of the effective date of the Registration Statement, each Representation Date (as defined in Section 7(m)), each date on which a Placement Notice is given, and any date on which Placement Shares are sold hereunder:

(a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information related to the Registration Statement or the Prospectus. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

(b) No Misstatement or Omission. The Prospectus when filed complied and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act. Each of the Registration Statement, any Rule 462(b) Registration Statement, the Prospectus and any post-effective amendments or supplements thereto, at the time it became effective or its date, as applicable, and as of each of the Settlement Dates, if any, complied in all material respects with the Securities Act and did not and, as of each Settlement Date, if any, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or with respect to the Prospectus, necessary to make the statements therein in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented, as of its date, and as of each of the Settlement Dates, if any, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to HCW furnished to the Company in writing by HCW expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

(c) Not an Ineligible Issuer. The Company is not, and at the time of filing of the Registration Statement and any post-effective amendment thereto, was not, an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company agrees to notify HCW promptly upon the Company becoming an “ineligible issuer.”

(d) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the completion of HCW’s distribution of the Placement Shares, any offering material in connection with the offering and sale of the Placement Shares other than the Prospectus, the Registration Statement or any Issuer Free Writing Prospectus to which HCW has consented.

(e) Good Standing of the Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

(f) Subsidiaries. Except as otherwise disclosed in the Prospectus, the Company does not have any significant subsidiaries or subsidiaries that taken together would be deemed a significant subsidiary (in each case, as determined in accordance with Regulation S-X) and, except as described in the Registration Statement or Prospectus, does not own or have any right to acquire, directly or indirectly, any outstanding capital stock of, partnership interest, joint venture interest, equity participation or other security or interest in, any person or entity (including without limitation, any corporation, limited liability company, association, partnership, trust or estate).

(g) Description of Capital Stock. The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in each of the Registration Statement and the Prospectus.

(h) Authorization of Capital Stock. The shares of capital stock of the Company, including the Common Stock outstanding prior to the issuance of the Placement Shares to be sold by the Company, have been duly authorized and are validly issued, fully paid and non-assessable and were not issued in violation of the preemptive or similar rights of any security holder of the Company.

(i) Authorization of Placement Shares. The Placement Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Placement Shares will not be subject to any preemptive or similar rights and no stockholder consents are required in connection with the Company’s issuance and sale of such Placement Shares except as have been duly and validly waived or obtained.

(j) Authorization and Execution of Agreement. This Agreement has been duly authorized, executed and delivered by the Company. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(k) S-3 Eligibility. (i) At the time of filing the Registration Statement, the Company met the then applicable requirements for use of Form S-3 under the Securities Act, including compliance with General Instruction I.B.1, and (ii) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company met the then applicable requirements for use of Form S-3 under the Securities Act, including compliance with General Instruction I.B.1 or General Instruction I.B.6 of Form S-3. At the time of execution of this Agreement, the Company met the then applicable requirements for use of Form S-3 under the Securities Act pursuant to General Instruction I.B.1. The Company is not a shell company (as defined in Rule 405) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

(l) Absence of Defaults and Conflicts. The Company is not (i) in violation of its charter, by-laws or similar incorporation or organizational documents or (ii) in violation or default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (collectively, “Agreements and Instruments”), except in the case of clause (ii), for such violations and defaults that would not result in a material adverse effect on the Company; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement, and compliance by the Company with its obligations under this Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach of any of the terms and provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations, except in each case (other than with respect to such charter, by-laws or similar organizational documents of the Company) for such conflicts, violations, breaches or defaults which would not reasonably be expected to result in a material adverse effect on the Company. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness that is material to the operations or financial results of the Company (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

(m) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, exemption, qualification or decree of, any court or governmental authority or agency or any sub-division thereof is required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Placement Shares under this Agreement or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Securities Act or the rules and regulations of the Commission thereunder, state securities or blue sky laws, the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the Exchange.

(n) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (a) the Company has not sustained any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (b) there has not been any change in the capital stock or increase in short-term or long-term debt of the Company, other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise or settlement of outstanding options, warrants or restricted stock units as described in the Prospectus, and (c) there has not occurred any material adverse change, or any development that would result in a prospective material adverse change, in or affecting the condition, financial or otherwise, or in or affecting the revenues, business, assets, management, financial position, stockholders’ equity, operations or results of operations or prospects of the Company.

(o) Absence of Proceedings. There are no legal or governmental proceedings, inquiries or investigations pending or, to the Company’s knowledge, threatened to which the Company is a party or to which any of the properties of the Company is subject, (i) other than proceedings accurately described in all material respects in the Prospectus or proceedings that would not have a material adverse effect on the Company, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(p) Investment Company Act of 1940. The Company is not, and after giving effect to the offering and sale of the Placement Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q) Environmental Laws. Except as set forth in the Prospectus, the Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company. Except as described in the Registration Statement or Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company.

(r) Registration Rights. Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Placement Shares registered pursuant to the Registration Statement other than rights that have been validly waived.

(s) Absence of Material Transactions, Dividend Declarations, Changes in Capital Stock and Debt Obligations. Subsequent to the respective dates as of which information is given in each of the Registration Statement and the Prospectus, (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction and (ii) the Company has not purchased any of its outstanding capital stock (except for any repurchases of securities issued pursuant to equity incentive plans described in the Prospectus transacted in connection with a termination of employment with the Company), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends, except in each case as described in each of the Registration Statement and the Prospectus, respectively.

(t) Title to Real and Personal Property. Except as set forth in the Prospectus, the Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

(u) Title to Intellectual Property. Except as disclosed in the Prospectus, the Company owns, possesses, licenses or has other rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property that, to the knowledge of the Company, is necessary for the conduct of the Company’s business as now conducted (as described in the Prospectus, collectively, the “Company Intellectual Property”), and, to the Company’s knowledge, the patents, trademarks, and copyrights included within the Company Intellectual Property are valid, enforceable, and subsisting. Except as set forth in the Prospectus (exclusive of any supplement thereto) or except in each case as would not reasonably be expected to have a material adverse effect on the Company: (a) there are no material rights of third parties to any such Company Intellectual Property; (b) to the Company’s knowledge, there is no material infringement by third parties of any such Company Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Company Intellectual Property; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Company Intellectual Property; (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; (f) to the Company’s knowledge, there is no U.S. patent which contains claims that dominate any Company Intellectual Property described in the Prospectus or that interferes under 35 U.S.C. §102(g) with the pending claims of any Company Intellectual Property; (g) to the Company’s knowledge, there is no prior art of which the Company is aware that would render any U.S. patent held by the Company invalid which has not been disclosed to the U.S. Patent and Trademark Office (the “PTO”); and (h) the Company is not obligated to pay a material royalty, grant a license, or provide other material consideration to any third party in connection with the Company Intellectual Property. To the Company’s knowledge, all patents and patent applications owned by the Company and filed with the PTO or any foreign or international patent authority (the “Company Patent Rights”) and all patents and patent applications in-licensed by the Company and filed with the PTO or any foreign or international patent authority (the “In-licensed Patent Rights”) have been duly and properly filed; the Company has complied with their duty of candor and disclosure to the PTO for the Company Patent Rights and, to the Company’s knowledge, the licensors of the In-licensed Patent Rights have complied with their duty of candor and disclosure to the PTO for the In-licensed Patent Rights.

(v) Absence of Material Labor Disputes; Compliance with ERISA; Stock Plans. (a) Except as set forth in the Prospectus, no material labor dispute with the employees of the Company exists or, to the Company’s knowledge, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, contractors or other third parties that would have a material adverse effect on the Company. (b) Except as set forth in the Prospectus, (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in all material respects in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA and the Code (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (D) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the Company’s knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. (c) (i) Each stock option granted under any equity incentive plan of the Company (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any “back-dating” or similar practice with respect to the effective date of such grant; (ii) each such option was granted in compliance with applicable law and with the applicable Stock Plan(s), in each case except as described in the Prospectus, and was duly approved by the Company’s Board of Directors (or a duly authorized committee thereof, including any duly authorized executive stock option committee) and has been properly accounted for in the Company’s financial statements in accordance with U.S. GAAP (as defined below) and disclosed in the Registration Statement and the Prospectus.

(w) Insurance. Except as set forth in the Prospectus, the Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; the Company has not been refused any coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company.

(x) Licenses and Permits. Except as set forth in the Prospectus, the Company possesses all certificates, authorizations, consents, approvals, orders, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities (collectively, the “Permits”), including the United States Food and Drug Administration (the “FDA”) and any other state, federal or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, necessary to conduct its business as now conducted and described in the Prospectus, other than such certificates, authorizations, consents, approvals, orders, licenses and permits, the lack of which would not individually or in the aggregate have a material adverse effect on the Company. All of such Permits are valid and in full force and effect, except where the invalidity of such Permits or the failure to be in full force and effect, individually or in the aggregate, would not have a material adverse effect on the Company. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or investigation that individually or in the aggregate would reasonably be expected to lead to the revocation, modification, termination, suspension or any other impairment of the rights of the holder of any such Permit which revocation, modification, termination, suspension or other impairment would have a material adverse effect on the Company.

(y) Accounting Controls. The Company has taken all actions reasonably necessary to ensure that, within the time period required by applicable law, the Company will have established and will maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles (“U.S. GAAP”). Except as set forth in the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(z) Disclosure Controls. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the applicable requirements of the Exchange Act; and such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within the Company. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(aa) Independent Accountants. Ernst & Young LLP, who have certified the financial statements and supporting schedules of the Company that are included in the Registration Statement and the Prospectus, is an independent registered public accounting firm with respect to the Company as required by the Securities Act and the rules and regulations of the Commission thereunder.

(bb) Financial Statements. (a) The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company for the periods specified; said financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved except, in the case of unaudited interim financial statements, for normal year-end audit adjustments and the exclusion of footnotes. The selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent in all material respects with that of the audited financial statements included in the Registration Statement and the Prospectus, as applicable. (b) No financial statements or schedules are required to be included in the Registration Statement and Prospectus that have not been so included and except as set forth in the Prospectus, there are no off-balance sheet arrangements, outstanding guarantees or other contingent obligations of the Company that would reasonably be expected to have a material adverse effect on the Company. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity, that would reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in Registration Statement and the Prospectus which have not been described as required.

(cc) Tax Liabilities and Reserves. Other than as set forth in the Prospectus, any tax returns required to be filed by the Company in any jurisdiction have been filed and any taxes, including any withholding taxes, excise taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from the Company have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest, except to the extent that the failure to so file or pay would not result in a material adverse effect on the Company. There is no material proposed tax deficiency, assessment, charge or levy against the Company, as to which a reserve would be required to be established under U.S. GAAP, that has not been so reserved or that should be disclosed in the Registration Statement that has not been so disclosed, except for any such deficiency, assessment, charge or levy which, individually or in the aggregate, would not have a material adverse effect on the Company.

(dd) No Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or the sale by the Company of the Placement Shares.

(ee) Stabilization. Neither the Company nor, to the Company’s knowledge, any of its affiliates has taken, nor will the Company or, to the Company’s knowledge, any of its affiliates take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Placement Shares in violation of the Exchange Act; provided, however, that the Company makes no such representation or warranty with respect to the actions of HCW or affiliate or agent of HCW acting on behalf of HCW.

(ff) Listing Approval. The Common Stock is listed on the Exchange and the Placement Shares have been approved for listing, subject to official notice of issuance, thereon. The Company will use its best efforts to maintain the listing of the Placement Shares on the Exchange. Except as disclosed in the Registration Statement and Prospectus, the Company has not received any notification of delisting or that the Commission or the Exchange is contemplating initiating delisting procedures of the Common Stock.

(gg) Statistical, Industry-Related and Market-Related Data. The statistical, industry-related and market-related data in the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived in all material respects. The Company has obtained the written consent to the use of such data from such sources, to the extent any such consent is required.

(hh) Related Party Transactions. Except as described in the Prospectus, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, licensees, licensors or suppliers of the Company, on the other hand, that is required to be described in the Prospectus which is not so described. There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees of indebtedness by the Company, to or for the benefit of any of the officers or directors of the Company or any of their respective family members.

(ii) FINRA Disclosure. Neither the Company nor the Company’s officers or directors, or to the Company’s knowledge, stockholders or any of its affiliates (within the meaning of FINRA Conduct Rule 5121(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, paragraph (rr) of the By-Laws of FINRA) of, any member firm of the FINRA. All of the information provided by or behalf of the Company in writing to HCW or to HCW’s counsel specifically for use by HCW’s counsel in connection with its Public Offering System filings (and related disclosure) with the FINRA is true, complete and correct in all material respects.

(jj) Margin Securities. Except as disclosed in the Prospectus, the Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Placement Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which would cause any of the Placement Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(kk) Commission Agreements. Except as disclosed in the Prospectus, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or HCW for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Placement Shares or any transaction contemplated by this Agreement or the Prospectus.

(ll) Anti-Corruption Laws. Neither the Company nor, to the Company’s knowledge, any affiliate, director, officer or employee, agent or representative of the Company, has taken or will take any action with or on behalf of the Company in furtherance of an offer, payment, promise to pay or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage in violation of applicable laws; and the Company and, to the Company’s knowledge, its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(mm) Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(nn) Compliance with Sanctions. (i) The Company represents that neither the Company nor, to the Company’s knowledge, any of its affiliates, directors, officers, employees, agents or representatives is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”). (ii) The Company represents that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person for the purpose of funding or facilitating any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions. (iii) The Company represents and covenants that, for the past five years, it has not knowingly engaged in, is now knowingly engaged in, or will engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(oo) Foreign Corrupt Practices Act. Neither the Company nor, to the Company’s knowledge, any of its affiliates, directors, officers, employees, agents or other person acting on behalf of the Company is aware of or has taken any action, directly or indirectly, that would result in a material violation by such person of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the Company’s knowledge, its affiliates have conducted their businesses in material compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(pp) Compliance with Applicable Laws. Other than as set forth in the Registration Statement and the Prospectus, the Company is not in violation or default of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties, as applicable, except for such violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the Company.

(qq) Compliance with Sarbanes-Oxley. The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (or implementing the provisions thereof) that are in effect and which the Company is required to comply with.

(rr) Regulatory Matters. Except as otherwise disclosed in the Prospectus, the preclinical tests that are described in, or the results of which are referred to in, the Registration Statement and the Prospectus were and, if still pending, are (to the Company’s knowledge to the extent conducted by third parties) being conducted in all material respects in accordance with standard accepted medical and scientific research procedures for development programs or product candidates comparable to those being conducted or developed, as applicable, by the Company; the descriptions of the results of such tests contained in the Registration Statement and the Prospectus are accurate and complete in all material respects and fairly present the data derived from such tests, and except as described in the Registration Statement and Prospectus, the Company has no knowledge of any other studies or tests the results of which reasonably call into question the results described or referred to in the Registration Statement and the Prospectus; except as described in the Registration Statement and Prospectus, the Company has not received any notices or other correspondence from the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency (collectively, the “Regulatory Agencies”) requiring the termination, suspension or material modification of any tests that are described or referred to in the Registration Statement or the Prospectus; and the Company has operated and currently is in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

(ss) Lending Relationship. Except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of HCW and (ii) does not intend to use any of the proceeds from the sale of the Placement Shares to repay any outstanding debt owed to any affiliate of HCW.

(tt) Documents Incorporated by Reference. The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representation is made, with your permission, on the reasonable belief that each of the amendments made to the Company’s SEC filings addressed a failure to so conform that was not material.

(uu) No Reliance. The Company has not relied upon HCW or legal counsel for HCW for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(vv) HCW Purchases. The Company acknowledges and agrees that HCW has informed the Company that HCW may, to the extent permitted under the Securities Act, the Exchange Act and this Agreement, purchase and sell shares of Common Stock for its own account while this Agreement is in effect provided, that the Company shall not be deemed to have authorized or consented to any such purchases or sales by HCW.

Any certificate signed by an authorized officer of the Company and required to be delivered to HCW or to counsel for HCW in connection with this Agreement shall be deemed to be a representation and warranty by the Company to HCW as to the matters set forth therein.

7. Covenants of the Company. The Company covenants and agrees with HCW that:

(a) Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by HCW under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), (i) the Company will notify HCW promptly of the time when any subsequent amendment to the Registration Statement, other than any Incorporated Documents or amendments not related to any Placement Shares, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus related to any Placement Shares or for additional information related to any Placement Shares, (ii) the Company will prepare and file with the Commission, promptly upon HCW’s reasonable request, any amendments or supplements to the Registration Statement or Prospectus that, in HCW’s reasonable opinion and upon the advice of the Company’s legal counsel, may be necessary or advisable in connection with the distribution of the Placement Shares by HCW (provided, however, that the failure of HCW to make such request shall not relieve the Company of any obligation or liability hereunder, or affect HCW’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy HCW shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to HCW within a reasonable period of time before the filing and HCW has not reasonably objected thereto (provided, however, that (A) the failure of HCW to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect HCW’s right to rely on the representations and warranties made by the Company in this Agreement, (B) the Company has no obligation to provide HCW any advance copy of such filing or to provide HCW an opportunity to object to such filing if the filing does not name HCW or does not relate to the transaction herein provided, and (C) the only remedy HCW shall have with respect to the failure by the Company to provide HCW with such copy or the filing of such amendment or supplement despite HCW’s objection shall be to cease making sales under this Agreement) and the Company will furnish to HCW at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act.

(b) Notice of Commission Stop Orders. The Company will advise HCW, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, or, to obtain its withdrawal if such a stop order should be issued.

(c) Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares is required to be delivered by HCW under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), the Company will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates (taking into account any extensions available under the Exchange Act) all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify HCW to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d) Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by HCW under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on the Exchange and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as HCW reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

(e) Delivery of Registration Statement and Prospectus. The Company will furnish to HCW and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all Incorporated Documents) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all Incorporated Documents), in each case as soon as reasonably practicable and in such quantities as HCW may from time to time reasonably request and, at HCW’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to HCW to the extent such document is available on EDGAR.

(f) Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act. For the avoidance of doubt, the Company’s compliance with the reporting requirements of the Exchange Act shall be deemed to satisfy the requirements of this Section 7(f).

(g) Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 11 hereunder, will pay all of its own expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, filing, including any fees required by the Commission, and printing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto and each Free Writing Prospectus, in such number as HCW shall deem reasonably necessary, (ii) the printing and delivery to HCW of this Agreement and such other documents as may be required by HCW in connection with the offering, purchase, sale, issuance or delivery of the Placement Shares, (iii) the preparation, issuance and delivery of the certificates, if any, for the Placement Shares to HCW, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Shares to HCW, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the legal fees of counsel to HCW reasonably incurred in connection with entering into the transactions contemplated by this Agreement in an amount not to exceed $50,000 in the aggregate, and the quarterly legal fees of counsel to HCW reasonably incurred in connection with HCW’s ongoing diligence, drafting and other filing requirements arising from the transactions contemplated by this Agreement in an amount not to exceed $1,250 in the aggregate per calendar quarter; (vi) the fees and expenses of the transfer agent and registrar for the Common Stock, (vii) the filing fees incident to any review by FINRA of the terms of the sale of the Placement Shares, (viii) the fees and expenses incurred in connection with the listing of the Placement Shares on the Exchange, and (ix) all trading, execution, settlement, or wiring fees incurred by HCW in connection with the sale of the Placement Shares.

(h) Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(i) Notice of Other Sales. During the pendency of any Placement Notice given hereunder, and for two (2) Trading Days following the termination of any Placement Notice given hereunder, the Company shall provide HCW notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any shares of Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that such notice shall not be required in connection with (i) the issuance, grant or sale of Common Stock, options to purchase shares of Common Stock or any other equity awards, or Common Stock issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus, employee stock purchase or other stock plan or arrangement described in the Prospectus, (ii) the issuance, grant or sale of Common Stock, or securities convertible into or exercisable for Common Stock, in connection with any joint venture, commercial, strategic or collaborative relationship, or the acquisition or license by the Company of the securities, businesses, property or other assets of another person or entity, (iii) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time provided the implementation of such is disclosed to HCW in advance or (iv) any shares of Common Stock issuable upon the exchange, conversion or redemption of securities or the exercise or vesting of warrants, options or other rights in effect or outstanding. Notwithstanding the foregoing provisions, nothing herein shall be construed to restrict the Company’s ability to file a registration statement under the Securities Act, including another prospectus supplement in connection with the Registration Statement for the issuance of shares other than the Placement Shares.

(j) Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement Shares, advise HCW promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to HCW pursuant to this Agreement.

(k) Due Diligence Cooperation. During the term of this Agreement, the Company will cooperate with any reasonable due diligence review conducted by HCW or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as HCW may reasonably request.

(l) Required Filings Relating to Placement of Placement Shares. To the extent that the filing of a prospectus supplement with the Commission with respect to a placement of Placement Shares is required under Rule 424(b) under the Securities Act, the Company agrees that on or before such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, to the extent required, within the relevant period, the amount of Placement Shares sold through HCW, the Net Proceeds to the Company and the compensation payable by the Company to HCW with respect to such Placement Shares (provided that the Company may satisfy its obligations under this Section 7(l)(i) by effecting a filing in accordance with the Exchange Act with respect to such information), and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

(m) Representation Dates; Certificate. On or prior to the First Delivery Date and each time the Company (i) amends or supplements the Registration Statement or the Prospectus relating to the Placement Shares (other than a prospectus supplement filed in accordance with Section 7(l) of this Agreement) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act; (iii) files its quarterly reports on Form 10-Q under the Exchange Act; or (iv) files a current report on Form 8-K under the Exchange Act containing amended audited financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144 under the Exchange Act) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”); the Company shall furnish HCW with a certificate, in the form attached hereto as Exhibit 7(m) within five (5) Trading Days of any Representation Date if requested by HCW. The requirement to provide a certificate under this Section 7(m) shall be automatically waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K.

Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide HCW with a certificate under this Section 7(m), then before the Company delivers the Placement Notice or HCW sells any Placement Shares, the Company shall provide HCW with a certificate, in the form attached hereto as Exhibit 7(m), dated the date of the Placement Notice.

(n) Legal Opinion. (i) On or prior to the First Delivery Date, the Company shall cause to be furnished to HCW a written opinion and negative assurance letter of Cooley LLP, or other counsel reasonably satisfactory to HCW (“Company Counsel”), in form and substance reasonably satisfactory to HCW and its counsel, dated the date that such opinion and negative assurance letter are required to be delivered and (ii) within the later of (A) five (5) Trading Days of each Representation Date following the First Delivery Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) and (B) the date a Placement Notice is first delivered by the Company following a Representation Date, the Company shall cause to be furnished to HCW a negative assurance letter of Company Counsel in form and substance reasonably satisfactory to HCW and its counsel, dated the date of delivery of such negative assurance letter (the “Opinion Date”), respectively, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such negative assurance letters for subsequent Representation Dates, counsel may furnish HCW with a letter (a “Reliance Letter”) to the effect that HCW may rely on a prior negative assurance letter delivered under this Section 7(n) to the same extent as if it were dated the date of such Reliance Letter (except that statements in such prior negative assurance letter shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(o) Comfort Letter. On or prior to the First Delivery Date and within five (5) Trading Days of each subsequent Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m), other than pursuant to Section 7(m)(iii), the Company shall cause its independent accountants to furnish HCW letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered, in form and substance reasonably satisfactory to HCW, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(p) Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or would reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares or (ii) sell, bid for, or purchase Common Stock in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Placement Shares other than HCW; provided, however, that the Company may bid for and purchase shares of its Common Stock in accordance with Rule 10b-18 under the Exchange Act.

(q) Insurance. The Company and its subsidiaries shall maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for the business for which it is engaged.

(r) Compliance with Laws. The Company and each of its subsidiaries will use commercially reasonable efforts to maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and each of its subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations would not reasonably be expected to result in a material adverse change.

(s) Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor its subsidiaries will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(t) Securities Act and Exchange Act. The Company will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

(u) No Offer to Sell. Other than any free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance by the Company and HCW in its capacity as principal or agent hereunder, neither HCW nor the Company (including its agents and representatives, other than HCW in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder.

(v) Sarbanes-Oxley Act. The Company and its subsidiaries will use their best efforts to comply with all effective provisions of the Sarbanes-Oxley Act applicable to the Company.

8. Conditions to HCW’s Obligations. The obligations of HCW hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by HCW of a due diligence review satisfactory to HCW in its reasonable judgment, and to the continuing satisfaction (or waiver by HCW in its sole discretion) of the following additional conditions:

(a) Registration Statement Effective. The Registration Statement shall be effective and shall be available for (i) all sales of Placement Shares issued pursuant to all prior Placement Notices and (ii) the sale of all Placement Shares contemplated to be issued by any Placement Notice.

(b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of its subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification from the Commission or any other federal or state governmental authority with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any Incorporated Document untrue in any material respect or that requires the making of any changes in the Registration Statement, the related Prospectus or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) No Misstatement or Material Omission. HCW shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in HCW’s reasonable opinion is material, or omits to state a fact that in HCW’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change or any development that would reasonably be expected to result in a material adverse change.

(e) Company Counsel Legal Opinion. HCW shall have received the opinion and negative assurance letters or Reliance Letters of Company Counsel required to be delivered pursuant to Section 7(n) on or before the date on which such delivery of such opinion and negative assurance letter is required pursuant to Section 7(n).

(f) HCW Counsel Legal Opinion. HCW shall have received from HCW Counsel, such opinion or opinions, on or before the date on which the delivery of the Company Counsel legal opinion is required pursuant to Section 7(n), with respect to such matters as HCW may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(g) Comfort Letter. HCW shall have received the Comfort Letter required to be delivered pursuant to Section 7(o) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(o).

(h) Representation Certificate. HCW shall have received the certificate required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such certificate is required pursuant to Section 7(m).

(i) Secretary’s Certificate. On or prior to the First Delivery Date, HCW shall have received a certificate, signed on behalf of the Company by its corporate Secretary, in form and substance satisfactory to HCW and its counsel.

(j) No Suspension. Trading in the Common Stock shall not have been suspended on the Exchange.

(k) Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall have furnished to HCW such appropriate further information, certificates and documents as HCW may have reasonably requested in furtherance of the transactions contemplated hereby, in form and substance reasonably satisfactory to HCW and its counsel.

(l) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(m) Approval for Listing. The Placement Shares shall either have been (i) approved for listing on the Exchange, subject only to notice of issuance, or (ii) the Company shall have filed a notification of listing of additional shares with respect to the Placement Shares on the Exchange at, or prior to, the issuance of any Placement Notice.

(n) No Termination Event. There shall not have occurred any event that would permit HCW to terminate this Agreement pursuant to Section 11(a).

9. Indemnification and Contribution.

(a) Company Indemnification. The Company agrees to indemnify and hold harmless HCW, the directors, officers, partners, employees and agents of HCW and each person, if any, who (i) controls HCW within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with HCW (a “HCW Affiliate”) from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonable investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any of the indemnified parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which HCW, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any free writing prospectus or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof or filed with the Commission, (y) the omission or alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements in it, not misleading; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares pursuant to this Agreement and is caused directly or indirectly by an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to HCW and furnished to the Company in writing by HCW expressly for use therein. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b) HCW Indemnification. HCW agrees to indemnify and hold harmless the Company and its directors, officers, employees and agents of the Company and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with the Company (each, a “Company Affiliate”) from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonably investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which the Company, or any Company Affiliate, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to HCW and furnished to the Company in writing by HCW expressly for use therein.

(c) Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party or to the extent the indemnifying party has been damaged or prejudiced thereby. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict of interest exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and documented out-of-pocket disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such reasonable fees and documented out-of-pocket disbursements and other charges will be promptly reimbursed by the indemnifying party following the receipt of reasonably detailed documentation with respect to the incurrence of such fees, disbursements and other charges. So long as the indemnifying party is conducting the defense of the claim for liability in accordance with this Section, the indemnified party will reasonably cooperate with the indemnifying party’s defense of such claim. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding and (ii) does not include any statement or admission as to fault, culpability or a failure to act on the part of any indemnified party.

(d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or HCW, the Company and HCW will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than HCW, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and HCW may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and HCW on the other hand. The relative benefits received by the Company on the one hand and HCW on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by HCW (before deducting expenses) from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and HCW, on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or HCW, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and HCW agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(d), HCW shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of HCW, will have the same rights to contribution as that party, and each director and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

10. Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 9 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of HCW, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

11. Termination.

(a) HCW shall have the right by giving written notice as hereinafter specified at any time to terminate this Agreement if (i) since the date of this Agreement, any material adverse change, or any development that would reasonably be expected to result in a material adverse change has occurred that, in the reasonable judgment of HCW, may materially impair the ability of HCW to sell the Placement Shares hereunder, (ii) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder (through no fault of HCW); provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion, or letter required under Sections 7(m), 7(n), or 7(o), HCW’s right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than thirty (30) days from the date such delivery was required; (iii) any other condition of HCW’s obligations hereunder is not fulfilled; or (iv), any suspension of trading in the Common Stock shall have occurred. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g) (Expenses), Section 9 (Indemnification and Contribution), Section 10 (Representations and Agreements to Survive Delivery), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination. If HCW elects to terminate this Agreement as provided in this Section 11(a), HCW shall provide the required written notice as specified in Section 12 (Notices).

(b) The Company shall have the right, by giving five (5) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(c) HCW shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(d) Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through HCW on the terms and subject to the conditions set forth herein; provided that the provisions of Section 7(g), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(e) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 9, Section 10, Section 16 and Section 17 shall remain in full force and effect.

(f) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by HCW or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

12. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified in this Agreement, and if sent to HCW, shall be delivered to HCW at H.C. Wainwright & Co., LLC, 430 Park Avenue, New York, NY 10022, email: atm@hcwco.com, Attention: Head of Investment Banking with a copy to Duane Morris LLP, 1540 Broadway, New York, NY 10036, attention: Dean M. Colucci, e-mail: dmcolucci@duanemorris.com; or if sent to the Company, shall be delivered to Regulus Therapeutics Inc., 10614 Science Center Drive, San Diego, CA 92121, attention: Dan Chevallard, e-mail: dchevallard@regulusrx.com, with a copy to Cooley LLP, 4401 Eastgate Mall, San Diego, CA 92121, attention: Ken Rollins, e-mail: krollins@cooley.com. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally, by email or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day (as defined below), or, if such day is not a Business Day on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier, (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid) and (iv) if sent by e-mail, on the Business Day on which receipt is confirmed by the individual to whom the notice is sent, other than via auto-reply. For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purpose of this Section 12 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed to be received at the time the party sending Electronic Notice receives confirmation of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a non-electronic form (“Non-electronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Non-electronic Notice.

13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and HCW and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

14. Adjustments for Share Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share split, share dividend or similar event effected with respect to the Common Stock occurring after the date hereof.

15. Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and HCW. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

16. Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

17. Waiver of Jury Trial. The Company and HCW each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or any transaction contemplated hereby.

18. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) HCW has been retained solely to act as sales agent in connection with the sale of the Placement Shares and that no fiduciary relationship between the Company and HCW has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether HCW has advised or is advising the Company on other matters;

(b) the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) the Company has been advised that HCW and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that HCW has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d) the Company waives, to the fullest extent permitted by law, any claims it may have against HCW, for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Placement Shares under this Agreement, and agrees that HCW shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary claim.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or other electronic transmission.

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding between the Company and HCW, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and HCW.

Very truly yours,

REGULUS THERAPEUTICS INC.

By:	/s/ Joseph Hagan
Name: Joseph Hagan
Title: President & CEO

ACCEPTED as of the date first-above written:

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward D. Silvera
Name: Edward D. Silvera
Title: Chief Operating Officer

[SIGNATURE PAGE TO COMMON STOCK SALES AGREEMENT]

SCHEDULE 1

FORM OF PLACEMENT NOTICE

From:	Regulus Therapeutics Inc.
To:	H.C. Wainwright & Co., LLC
Subject:	At the Market Offering—Placement Notice
Date:	_______________, 20___

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Common Stock Sales Agreement between Regulus Therapeutics Inc. (the “Company”), and H.C. Wainwright & Co., LLC (“HCW”) dated December 12, 2018 (the “Agreement”), I hereby request on behalf of the Company that HCW sell up to [ ] shares of the Company’s common stock, par value $0.001 per share, at a minimum market price of $             per share. Sales should begin on the date of this Notice and shall continue until [DATE] [all shares are sold][the aggregate sales price of the shares reaches $[ ]].

SCHEDULE 2

Notice Parties

The Company

Joseph (Jay) P. Hagan (jhagan@regulusrx.com)

Daniel Chevallard (dchevallard@regulusrx.com)

HCW

Peter Fry	pfry@hcwco.com

Charles Worthman	csworthman@hcwco.com

With a copy to atm@hcwco.com

SCHEDULE 3

Compensation

HCW shall be paid compensation equal to 3.0% of the gross proceeds from the sales of Placement Shares pursuant to the terms of this Agreement.

Exhibit 7(m)

OFFICER CERTIFICATE

The undersigned, the duly qualified and elected                                              , of Regulus Therapeutics Inc. (“Company”), a Delaware corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(m) of the Common Stock Sales Agreement dated December 12, 2018 (the “Sales Agreement”) between the Company and H.C. Wainwright & Co., LLC, that to the best of the knowledge of the undersigned:

(i) The representations and warranties of the Company in Section 6 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or material adverse change, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

(ii) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Sales Agreement.

REGULUS THERAPEUTICS INC.

By:
Name:
Title:

Date: